LOSS PER SHARE (Tables)	6 Months Ended
Jun. 30, 2024
LOSS PER SHARE [Abstract]
LOSS PER SHARE
The following reflects the income and share data used in the basic and diluted earnings / (loss) per ordinary share computations:
	Periods ended June 30,
In thousands of USD, except for the per share data	2024	2023
Loss attributable to ordinary equity shareholders of the Group	(17,137)	(49,827)
Weighted average number of ordinary shares outstanding (thousand shares)	120,686	109,805
Loss per share, basic and diluted (In USD)	(0.14)	(0.45)

(1)
Each Class A ordinary share carries 1 vote and each Class V ordinary share carries 10 votes. All classes of shares are entitled to dividend and rank pari passu except for voting rights. They are included in the ordinary shares and the shareholders of the shares are referred to as the ordinary equity shareholders in the context of notes and presentations of earnings per share.